                            SECOND RELEASE OF SHARES
                                   PURSUANT TO
                SMITH-LURIE/MARKS FAMILY STOCKHOLDERS' AGREEMENT



     THIS INSTRUMENT entered into as of the     day of           , 1994.



                              W I T N E S S E T H :
                              - - - - - - - - - - -



     The following sets forth the background of this instrument:

     A. By Agreement dated as of December 29, 1986, the "Smith-Lurie/Marks Family Stockholders' Agreement" (the "Stockholders' Agreement") was entered into among certain holders of the issued and outstanding Class B Stock of General Cinema Corporation, a Delaware Corporation, now known as Harcourt General, Inc. (individually a "Stockholder" and collectively the "Stockholders"), to assure that Class B Stock subject to the Stockholders' Agreement cannot be converted into Common Stock by any Stockholder without affording the other Stockholders a right to purchase the Class B Stock otherwise to be converted.

     B. By the First, Second, Third and Fourth Supplements to the Stockholders' Agreement (dated, respectively, as of January 8, 1988, December 5, 1988, April 29, 1989 and December 5, 1990), each of Amy Smith Berylson, Robert A. Smith and Debra Smith Knez confirmed that certain shares of Class B Stock which had been distributed to them from certain trusts for their benefit remained subject to the terms, provisions and conditions of the Stockholders' Agreement. By a First Release of Shares pursuant to the Stockholders' Agreement, dated as of October 1, 1992, certain shares of Class B Stock owned by Richard A. Smith were released from the terms of the Stockholders' Agreement.

     C. Paragraph 13 of the Stockholders' Agreement provides as follows:

               "13. This Agreement may not be changed orally, but only by a agreement executed by all of the record holders of the Class B Stock which is outstanding and subject to the terms of this Agreement at the time of such amendment. However, any shares of Class B Stock may be released from the terms of this Agreement by a written instrument executed by all of the holders of record of the remaining Class B Stock which is then outstanding and subject to the terms of this Agreement."

     D. It is desired that all of the shares of Class B Stock presently owned by
(i) Jeffrey R. Lurie, individually ("Jeffrey"), (ii) the C-J-P Trust f/b/o Jeffrey Lurie u/i/t dated December 10, 1973, and (iii) the Morris J. Lurie Family Trust u/i/t dated April 15, 1958 f/b/o Jeffrey Lurie et al (the trusts described in clauses (ii) and (iii) together being referred to as the "Trusts"), be released from the terms of the Stockholders' Agreement; and all of the undersigned parties, constituting all of the holders of record of the Class B Stock which is now outstanding and

                                       -1-
                               Page 59 of 93 pages
subject to the terms of the Stockholders' Agreement, wish to release all such shares of Class B Stock owned by Jeffrey and the Trusts from the terms of the Stockholders' Agreement.

     E. Annexed hereto, made a part hereof and hereby incorporated herein by reference is a revised Schedule of Stockholders which sets forth the Class B Stock subject to the Stockholders' Agreement which will be owned by each of the Stockholders after reflecting the release of such shares.

     NOW, THEREFORE, each of the undersigned parties agrees as follows:

     1. All of the shares of Class B Stock owned by Jeffrey and the Trusts, and which, prior to the execution of this Instrument, were subject to the terms of the Stockholders' Agreement, are hereby released from the terms of the Stockholders' Agreement.

     2. Jeffrey and the Trustees of the Trusts (or their successors or distributee(s)) shall be authorized to take all necessary or appropriate action to reflect the release from the restrictions of the Stockholders' Agreement of all of the shares of Class B Stock owned by Jeffrey or the Trusts, and all parties shall be fully protected in relying upon this instrument (or a copy thereof) to establish that the shares presently owned by Jeffrey or the Trusts are not subject to the Stockholders' Agreement.

     3. Except for said shares of Class B Stock owned by Jeffrey and the Trusts which are hereby so released, all other shares of Class B Stock which were heretofore subject to the terms of the Stockholders' Agreement and which are owned by any undersigned party shall remain subject to the terms of the Stockholders' Agreement, which shall continue in full force and effect with respect to all shares remaining subject to such agreement. Furthermore, this Release of Shares shall apply only to such shares of Class B Stock as are presently owned by Jeffrey and the Trusts and shall not apply to any shares acquired or received by them subject to the Stockholders' Agreement in the future.

     4. All of the terms, provisions and conditions of this instrument shall be binding upon and inure to the benefit of each and all of undersigned parties and their respective legal representatives, successors and assigns in the same manner as the Stockholders' Agreement.

     WITNESS THE EXECUTION HEREOF, under seal, in any number of counterpart copies, as of the day and year first above written.



                                   Richard A. Smith



                                   Susan F. Smith



                                   Nancy L. Marks

                                      -2-
                               Page 60 of 93 pages

                                   TRUST U/W/O PHILIP SMITH F/B/O RICHARD
                                   A. SMITH


                                   By:
                                      Nancy L. Marks, as Trustee and not
                                      individually


                                   By:
                                      Richard A. Smith, as Trustee and not
                                      individually


                                   TRUST U/W/O PHILIP SMITH F/B/O NANCY
                                   L. MARKS


                                   By:
                                      Nancy L. Marks, as Trustee and not
                                      individually


                                   By:
                                      Richard A. Smith, as Trustee and not
                                      individually


                                   A-D-R TRUST F/B/O AMY SMITH BERYLSON
                                   U/I/T dated 2/9/67


                                   By:
                                      Susan F. Smith a/k/a Susan M. Smith,
                                      as Trustee and not individually


                                   By:
                                      Mark D. Balk, as Trustee and not
                                      individually



                                       -3-
                               Page 61 of 93 pages

                                 A-D-R TRUST F/B/O ROBERT A. SMITH U/I/T
                                 dated 2/9/67


                                 By:
                                    Susan F. Smith a/k/a Susan M. Smith,
                                    as Trustee and not individually


                                 By:
                                    Mark D. Balk, as Trustee and not
                                    individually


                                 A-D-R TRUST F/B/O DEBRA SMITH KNEZ
                                 U/I/T dated 2/9/67


                                 By:
                                    Susan F. Smith a/k/a Susan M. Smith,
                                    as Trustee and not individually


                                 By:
                                    Mark D. Balk, as Trustee and not
                                    individually


                                 C-J-P TRUST F/B/O CATHY LURIE U/I/T dated
                                 12/10/73


                                 By:
                                    Richard A. Smith, as Trustee and not
                                    individually


                                 C-J-P TRUST F/B/O JEFFREY LURIE U/I/T
                                 dated 12/10/73


                                 By:
                                    Richard A. Smith, as Trustee and not
                                    individually



                                       -4-
                               Page 62 of 93 pages

                                     C-J-P TRUST F/B/O PETER LURIE U/I/T dated
                                     12/10/73


                                     By:
                                        Richard A. Smith, as Trustee and not
                                        individually


                                     RICHARD A. SMITH 1976 CHARITABLE
                                     TRUST U/D/T dated 12/16/76


                                     By:
                                        Susan F. Smith a/k/a Susan M. Smith,
                                        as Trustee and not individually


                                     MARIAN SMITH D-R-A 1976 CHARITABLE
                                     TRUST U/D/T dated 12/16/76


                                     By:
                                        Susan F. Smith a/k/a Susan M. Smith,
                                        as Trustee and not individually


                                     NANCY LURIE MARKS 1976 CHARITABLE
                                     TRUST U/D/T dated 12/16/76


                                     By:
                                        Mark D. Balk, as Trustee and not
                                        individually


                                     By:
                                        Darline M. Lewis, as Trustee and not
                                        individually


                                     MARIAN SMITH J-C-P 1976 CHARITABLE
                                     TRUST U/D/T dated 12/16/76


                                     By:
                                        Nancy Lurie Marks, as Trustee and not
                                        individually

                                       -5-
                               Page 63 of 93 pages

                                     RICHARD A. SMITH FAMILY TRUST U/W/O
                                     MARIAN J. SMITH f/b/o DEBRA SMITH KNEZ


                                     By:
                                        Richard A. Smith, as Trustee and not
                                        individually


                                     By:
                                        Nancy L. Marks, as Trustee and not
                                        individually


                                     RICHARD A. SMITH FAMILY TRUST U/W/O
                                     MARIAN J. SMITH f/b/o ROBERT A. SMITH


                                     By:
                                        Richard A. Smith, as Trustee and not
                                        individually


                                     By:
                                        Nancy L. Marks, as Trustee and not
                                        individually


                                     RICHARD A. SMITH FAMILY TRUST U/W/O
                                     MARIAN J. SMITH f/b/o AMY S. BERYLSON


                                     By:
                                        Richard A. Smith, as Trustee and not
                                        individually


                                     By:
                                        Nancy L. Marks, as Trustee and not
                                        individually



                                       -6-
                               Page 64 of 93 pages

                                     NANCY S. LURIE FAMILY TRUST U/W/O
                                     MARIAN J. SMITH f/b/o CATHY J. LURIE


                                     By:
                                        Nancy Lurie Marks, as Trustee and not
                                        individually


                                     By:
                                        Richard A. Smith, as Trustee and not
                                        individually


                                     NANCY S. LURIE FAMILY TRUST U/W/O
                                     MARIAN J. SMITH f/b/o JEFFREY R. LURIE


                                     By:
                                        Nancy Lurie Marks, as Trustee and not
                                        individually


                                     By:
                                        Richard A. Smith, as Trustee and not
                                        individually


                                     PETER A. LURIE TRUST U/W/O MARIAN J.
                                     SMITH


                                     By:
                                        Nancy Lurie Marks, as Trustee and not
                                        individually


                                     By:
                                        Richard A. Smith, as Trustee and not
                                        individually



                                       -7-
                               Page 65 of 93 pages

                                        A-D-R CHARITABLE FOUNDATION AND
                                        TRUST U/D/T dated 11/1/68


                                        By:
                                           Susan F. Smith a/k/a Susan M. Smith,
                                           as Trustee and not individually


                                        By:
                                           Mark D. Balk, as Trustee and not
                                           individually


                                        MORRIS J. LURIE FAMILY TRUST U/I/T dated
                                        4/15/58 F/B/O CATHY J. LURIE, ET AL


                                        By:
                                           Nancy L. Marks, as Trustee and not
                                           individually


                                        By:
                                           Richard A. Smith, as Trustee and not
                                           individually


                                        MORRIS J. LURIE FAMILY TRUST U/I/T dated
                                        4/15/58 F/B/O JEFFREY R. LURIE, ET AL


                                        By:
                                           Nancy L. Marks, as Trustee and not
                                           individually


                                        By:
                                           Richard A. Smith, as Trustee and not
                                           individually



                                       -8-
                               Page 66 of 93 pages

                                        MORRIS J. LURIE FAMILY TRUST U/I/T dated
                                        4/15/58 F/B/O PETER A. LURIE, ET AL


                                        By:
                                           Nancy L. Marks, as Trustee and not
                                           individually


                                        By:
                                           Richard A. Smith, as Trustee and not
                                           individually


                                        SMITH MANAGEMENT COMPANY


                                        By:
                                           Its
                                           Hereunto duly authorized


                                        MARIAN REALTY COMPANY


                                        By:
                                           Its
                                           Hereunto duly authorized



                                        Amy S. Berylson



                                        Robert A. Smith



                                        Debra S. Knez



                                        Jeffrey R. Lurie



                                       -9-
                               Page 67 of 93 pages

                                        Cathy J. Lurie



      Receipt of a counterpart execution copy of this Second Release of Shares
is acknowledged this day of      , 1994.


HARCOURT GENERAL, INC.


By:
   Its
   Hereunto duly authorized





                                      -10-
                               Page 68 of 93 pages

                                               , 1994



                            SCHEDULE OF STOCKHOLDERS


                                       No. of Shares
                                      Class B. Stock
                                      General Cinema      Address   Stock-
                                       Corp. Subject        for     holder
      Stockholder                      to Agreement       Notices   Family
      -----------                      ------------       -------   ------


Richard A. Smith (exclusive of
 Certificate No. 001, 007 and 430)      2,571,360            1      Smith

Susan F. Smith (exclusive of
 Certificates No. 45, 56, 47 & 386)       300,000            2      Smith

Nancy L. Marks (exclusive of
 Certificate No. 021 and 431)           2,086,952            3      Lurie/Marks

Trust u/w/o Philip Smith f/b/o
 Richard A. Smith                       3,233,104            1      Smith

Trust u/w/o Philip Smith f/b/o
 Nancy L. Marks                         3,233,104            1      Lurie/Marks

A-D-R Trust f/b/o Amy Smith
 Berylson U/I/T dtd. 2/9/67               237,682            4      Smith

A-D-R Trust f/b/o Robert A. Smith
 U/I/T/ dtd. 2/9/67                       472,134            4      Smith

A-D-R Trust f/b/o Debra Smith Knez
 U/I/T/ dtd. 2/9/67                       472,134            4      Smith

C-J-P Trust f/b/o Cathy Lurie
 U/I/T/ dtd. 12/10/73                     760,000            4      Lurie/Marks

C-J-P Trust f/b/o Peter Lurie
 U/I/T/ dtd. 12/10/73                     760,000            4      Lurie/Marks

Richard A. Smith 1976 Charitable
 Trust U/D/T dtd. 12/16/76                960,000            1      Smith

Marian Smith D-R-A 1976

                                      -11-
                               Page 69 of 93 pages

 Charitable Trust U/D/T dtd. 12/16/76    480,000             1      Smith

Nancy Lurie Marks 1976 Charitable
 Trust U/D/T dtd. 12/16/76               960,000             1      Lurie/Marks

Marian Smith J-C-P 1976
 Charitable Trust U/D/T dtd. 12/16/76    480,000             1      Lurie/Marks

Richard A. Smith Family Trust u/w/o
 Marian J. Smith f/b/o
 Debra Smith Knez                         66,572             1      Smith

Richard A. Smith Family Trust u/w/o
 Marian J. Smith f/b/o
 Amy Smith Berylson                       66,572             1      Smith

Richard A. Smith Family Trust u/w/o
 Marian J. Smith f/b/o
 Robert A. Smith                          66,572             1      Smith

Nancy S. Lurie Family Trust u/w/o
 Marian J. Smith f/b/o
 Cathy J. Lurie                           66,570             1      Lurie/Marks

Nancy S. Lurie Family Trust u/w/o
 Marian J. Smith f/b/o
 Jeffrey R. Lurie                         66,570             1      Lurie/Marks

Peter A. Lurie Trust u/w/o
 Marian J. Smith                          99,816             1      Lurie/Marks

A-D-R Charitable Foundation
 and Trust U/I/T dtd. 11/1/68            34,480              4      Smith

Morris J. Lurie Family Trust U/I/T
 dtd. 4/15/58 f/b/o
 Cathy J. Lurie, et al                   198,040             1      Lurie/Marks

Morris J. Lurie Family Trust U/I/T
 dtd. 4/15/58 f/b/o
 Peter A. Lurie, et al                   198,040             1      Lurie/Marks

Smith Management Company                 629,840             1      Smith

Marian Realty Company                    288,720             1      N/A

Robert A Smith
 (Certificates 340, 388 and 455)         237,066             1      Smith

                                      -12-
                               Page 70 of 93 pages

Debra S. Knez
 (Certificates 342, 392 and 477)         237,066             5      Smith


 Amy S. Berylson
 (Certificates 345, 390, 432
  and 453)                               471,518             6      Smith

Cathy J. Lurie
 (Certificates 338 & 395)                  1,000             3      Lurie
                                           -----

      TOTAL                           19,734,912

********************************************************************************

                              ADDRESSES FOR NOTICE


1.    Redacted

2.    Redacted

3.    Redacted

4.    Redacted

5.    Redacted

6.    Redacted


                                      -13-
                               Page 71 of 93 pages